UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2006

                            POCAHONTAS BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     0-23969                 71-0806097
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(State or Other Jurisdiction        Commission File N         (I.R.S. Employer
       of Incorporation)                                     Identification No.)


1700 East Highland, Jonesboro, Arkansas                       72401
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (870) 802-1700
                                                     ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

This current report on Form 8-K/A amends and restates Form 8-K filed by Pocahontas Bancorp, Inc (the "Company") on May 15, 2006.

In connection with the preparation of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, management and the Audit Committee of the Board of Directors of Pocahontas Bancorp, Inc, in consultation with its independent registered public accounting firm, Deloitte & Touche, LLP, determined that the Company did not correctly present the purchase of investment securities not yet settled in the Company's consolidated statement of cash flows for the year ended September 30, 2005 and the three months ended December 31, 2005. The Company previously reported the purchase of $2.4 million in securities not yet settled as a cash activity in the consolidated statement of cash flows rather than presenting it as non-cash investing activity for the year ended September 30, 2005 and as an operating activity rather than investing activity for the quarter ended December 31, 2005.

Management also determined that the Company did not correctly present stock dividends on FHLB stock in the Company's consolidated statements of cash flows for the years ended September 30, 2005, 2004 and 2003, and for the three months ended December 31, 2005 and 2004. The Company previously reported the stock dividends on FHLB stock as an investing activity rather than presenting it as an operating activity. The stock dividends on FHLB stock were $258 thousand, $113 thousand, and $58 thousand for the year ended September 30, 2005, 2004 and 2003, respectively and $80 thousand and $49 thousand for the quarters ended December 31, 2005 and 2004, respectively.

The corrections will not affect the total increase or decrease in cash. Further, the corrections will have no effect on the Company's consolidated statements of income, consolidated statements of financial condition or consolidated statement of shareholders' equity.

As a result of this determination, the Company's management and Audit Committee of the Board of Directors concluded on May 12, 2006 that the Company's previously issued consolidated financial statements included in the Company's Annual Report on Form 10-K for the years ended September 30, 2005, 2004 and 2003 and the interim consolidated financial statements included in the Quarterly Report on Form 10-Q for the quarter ended December 31, 2005 and 2004 should no longer be relied upon with respect to the matters described herein.

The Company intends to file an amended Annual Report on Form 10-K/A for the year ended September 30, 2005 and amended Quarterly Report on Form 10-Q/A for the quarter ended December 31, 2005 containing a corrected consolidated statement of cash flows for each applicable period.

Management of the Company and the Audit Committee of the Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K/A with Deloitte & Touche, LLP.


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(a)      Not Applicable.
(b)      Not Applicable.
(c)      Exhibits.
         None
         ----

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       POCAHONTAS BANCORP, INC.


DATE:  May 19, 2006                    By: /s/ Dwayne Powell
                                           --------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer